John Deere Owner Trust 1999-A                    EXHIBIT 99.3
Servicer's Certificate

$167,300,000 Class A-1 4.9988% Asset Backed Notes
     due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
     due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
     due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
     due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
     due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       16-Aug-99

(1)  Servicing Fee                                $628,908.70
     Servicing Fee Shortfall                            $0.00

(2)  Administration Fee:                              $100.00
     Administration Fee Shortfall                       $0.00

(3)  Total Distribution Amount:                $30,951,161.85

(4)  Noteholders' Interest Distributable
     Amount applicable to A-1 Notes:              $562,837.88
     Noteholders' Interest Carryover Shortfall
     applicable to A-1 Notes:                           $0.00

(5)  Noteholders' Interest Distributable
     Amount applicable to A-2 Notes:            $1,272,970.67
     Noteholders' Interest Carryover Shortfall
     applicable to A-2 Notes:                           $0.00

(6)  Noteholders' Interest Distributable
     Amount applicable to A-3 Notes:              $920,700.00
     Noteholders' Interest Carryover Shortfall
     applicable to A-3 Notes:                           $0.00

(7)  Noteholders' Interest Distributable
     Amount applicable to A-4 Notes:              $745,237.50
     Noteholders' Interest Carryover Shortfall
     applicable to A-4 Notes:                           $0.00

(8)  Noteholders' Interest Distributable
     Amount applicable to B Notes:                $155,091.46
     Noteholders' Interest Carryover Shortfall
     applicable to B Notes:                             $0.00

(9)  Noteholders' Interest Distributable
     Amount deposited into Note
     Distribution Account:                      $3,656,837.51
     Noteholders' Interest Carryover Shortfall:         $0.00

(10) A-1 Noteholders' Monthly Principal
     Distributable Amount:                     $24,523,642.28
     % of Principal Distribution Amount
     applicable to A-1 Noteholders                      94.50%
     A-1 Noteholders' Principal Carryover
     Shortfall:                                         $0.00
     A-1 Noteholders' Principal Distributable
     Amount:                                   $24,523,642.28

(11) A-2 Noteholders' Monthly Principal
     Distributable Amount:                             ($0.00)
     % of Principal Distribution Amount
     applicable to A-2 Noteholders:                      0.00%
     A-2 Noteholders' Principal Carryover
     Shortfall:                                         $0.00
     A-2 Noteholders' Principal Distributable
     Amount:                                           ($0.00)

(12) A-3 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-3 Noteholders:                      0.00%
     A-3 Noteholders' Principal Carryover
     Shortfall:                                         $0.00
     A-3 Noteholders' Principal
     Distributable Amount:                              $0.00

(13) A-4 Noteholders' Monthly Principal
     Distributable Amount:                              $0.00
     % of Principal Distribution Amount
     applicable to A-4 Noteholders                       0.00%
     A-4 Noteholders' Principal Carryover
     Shortfall:                                         $0.00
     A-4 Noteholders' Principal
     Distributable Amount:                              $0.00

(14) B Noteholders' Monthly Principal
     Distributable Amount:                      $1,038,037.77
     % of Principal Distribution Amount
     applicable to B Noteholders:                        4.00%
     B Noteholders' Principal Carryover
     Shortfall:                                         $0.00
     B Noteholders' Principal
     Distributable Amount:                      $1,038,037.77

(15) Noteholders' Principal Distribution
     Amount deposited into Note
     Distribution Account:                     $25,561,680.05
     Noteholders' Principal Carryover Shortfall:        $0.00

(16) Noteholders' Distributable Amount:        $29,218,517.56

(17) Amount to be withdrawn from the
     Reserve Account and deposited
     into Note Distribution Account:                    $0.00
     Interest Amount included above:                    $0.00
     Principal Amount included above:                   $0.00

(18) Deposit to Reserve Account from
     Collection Account to increase the amount          $0.00
     on deposit in the Reserve Account
     to the Specified Reserve Account Balance

(19) Certificateholders' Interest
     Distributable Amount:                              $0.00
     Certificateholders' Interest
     Carryover Shortfall:                               $0.00

(20) Certificateholders' Principal Distributable
     Amount applicable to current period          $389,264.16
     % of Principal Distribution Amount
     applicable to Certificate holders                   1.50%
     Certificateholders' Principal Carryover
     Shortfall:                                         $0.00
     Certificateholders' Principal
     Distributable Amount:                        $389,264.16

(21) Certificateholders' Distributable
     Amount:                                      $389,264.16

(22) Deposit to Reserve Account
     (from excess collections):                   $714,371.43

(23) Specified Reserve Account Balance
     (after all distributions and adjustments) $14,735,878.97

(24) Reserve Account Balance over the
     Specified Reserve Account Balance
     (before any distribution of excess):      $15,969,269.28

(25) Excess Reserve Account Balance
     Distributable to Seller (5.05(b)(I)
     or (ii)):                                  $1,233,390.31

(26) Note Value as of the end of
     the related Collection Period            $736,793,948.45

(27) Pool Balance (excluding Accrued
     Interest) as of close of business
     on the last day of the related
     Collection Period:                       $728,518,976.61

(28) After giving effect to all
     distributions on such Payment Date:

     Outstanding Principal Balance
     of A-1 Notes:                            $102,145,280.47
     A-1 Note Pool Factor:                          0.6105516

     Outstanding Principal Balance
     of A-2 Notes:                            $262,000,000.00
     A-2 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance
     of A-3 Notes:                            $186,000,000.00
     A-3 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance
     of A-4 Notes:                            $146,125,000.00
     A-4 Note Pool Factor:                          1.0000000

     Outstanding Principal Balance
     of B Notes:                               $29,471,757.94
     B Note Pool Factor:                            0.9144200

     Outstanding Principal Balance
     of the Certificates:                      $11,051,909.23
     Certificate Pool Factor:                       0.9143760

(29) Aggregate Purchase Amounts for
     related Collection Period:                         $0.00

(30) Reserve Account Balance after
     giving effect to all distributions:       $14,735,878.97

(31) Specified Reserve Account Balance
     (after all distributions and
     adjustments):                             $14,735,878.97

(32) Amount of Realized Losses for the
     related collection period:                         $0.00

(33)  Amount of Payments that are more
      than 60 days past due:                      $538,109.00